EXHIBIT 10.45










                       SECURITY AGREEMENT


                             among


                    SMITH CORONA CORPORATION


                              and


                         CHEMICAL BANK,
                            as Agent



                   Dated as of April 7, 1995








                       SECURITY AGREEMENT


SECURITY AGREEMENT, dated as of April 7, 1995, made by SMITH CORONA CORPORATION, a Delaware corporation (the "Borrower"), in favor of CHEMICAL BANK, as Agent (in such capacity, the "Agent") for the Lenders parties to the Amended and Restated Revolving Credit Agreement, dated as of April 7, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Agent and such Lenders.


                       W I T N E S S E T H:


     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;
and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Borrower shall have executed and delivered this Security Agreement to the Agent for the ratable benefit of the Lenders;

     NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower, the Borrower hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

     1.  Defined Terms.

          1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Instruments, Inventory and Proceeds.

     (b)  The following terms shall have the following meanings:

     "Agreement": this Security Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

     "Collateral":  as defined in Section 2 of this Agreement.

     "Collateral Account": any collateral account established by the Agent as provided in subsection 5.3 or subsection 7.2.

     "Obligations": the collective reference to (a) the unpaid principal of and interest on the Notes, the L/C Obligations and all other obligations and liabilities of the Borrower to the Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the Termination Date and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, this Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or this Agreement or any other Loan Document), (b) the F/X Exposure and
(c) the Acceptance Obligations.

     "Patents": (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in
Schedule 1 hereto, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 1 hereto.

     "Patent License": all agreements, whether written or oral, providing for the grant by or to the Borrower of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in
Schedule 1 hereto.

     "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 2 hereto, and (b) all renewals thereof.

     "Trademark License": any agreement, written or oral, providing for the grant by or to the Borrower of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 2 hereto.

     "UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

     1.2 Other Definitional Provisions. (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby grants to the Agent for the ratable benefit of the Lenders a security interest in all of the following property located in the United States now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

     (a)  all Accounts;

     (b)  all Chattel Paper;

     (c)  all Contracts;

     (d)  all Documents;

     (e)  all Equipment;

     (f)  all Fixtures;

     (g)  all General Intangibles;

     (h)  all Instruments;

     (i)  all Inventory;

     (j)  all Patents;

     (k)  all Patent Licenses;

     (l)  all Trademarks;

     (m)  all Trademark Licenses;

     (n)  all books and records pertaining to the Collateral; and

     (o) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

     3. Representations and Warranties. The Borrower hereby represents and warrants that:

     3.1 Title; No Other Liens. Except for the security interest granted to the Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, the Borrower owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted pursuant to the Credit Agreement.

     3.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 attached hereto will constitute perfected security interests in the Collateral in the jurisdictions listed on such Schedule 3 to the extent perfection may be accomplished by filing in favor of the Agent, for the ratable benefit of the Lenders, (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted to exist pursuant to the Credit Agreement and (c) are enforceable as such against (1) all creditors of and purchasers from the Borrower (except purchasers of Inventory in the ordinary course of business) and (2) any Person having any interest in the real property where any of the Equipment is located.

     3.3  Inventory and Equipment.  The Inventory and the
Equipment constituting part of the Collateral are kept at the locations listed on Schedule 4 hereto.

     3.4 Chief Executive Office. The Borrower's chief executive office and chief place of business is located at 65 Locust
Avenue, New Canaan, Connecticut.

     4. Covenants. The Borrower covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

     4.1 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Agent, duly indorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

     4.2 Marking of Records. The Borrower will mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests created hereby.

     4.3 Maintenance of Insurance. (a) The Borrower will maintain, with financially sound and reputable companies, insurance policies (1) insuring the Inventory and Equipment constituting part of the Collateral against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Agent and (2) insuring the Borrower, the Agent and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Agent and the Lenders, with losses payable to the Borrower, the Agent and the Lenders as their respective interests may appear.

     (b) All such insurance shall (1) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Agent of written notice thereof, (2) name the Agent and the Lenders as additional insured parties and, with respect to property insurance policies only, having lender's loss payable only endorsements naming the Agent and the Lenders as loss payees and reasonably satisfactory in all material respects to the Agent and (3) be otherwise reasonably satisfactory in all material respects to the Agent, with losses payable under the property insurance policies to the Borrower, to the Agent and the Lenders as their respective interests may appear. If the Borrower fails to provide and pay for any insurance required herein, the Agent may, at the Borrower's expense, procure the same, but shall not be under any obligation to do so.

     (c) The Borrower shall deliver to the Agent and the Lenders a report of a reputable insurance broker with respect to such insurance during the first month of each fiscal year and such supplemental reports with respect thereto as the Agent may from time to time reasonably request.

     4.4 Payment of Obligations. The Borrower will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower and such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein.

     4.5 Maintenance of Perfected Security Interest; Further Documentation. (a) The Borrower shall maintain the security interest created by this Agreement as a first, perfected security interest subject only to Liens permitted to exist pursuant to the Credit Agreement and shall defend such security interest against claims and demands of all Persons whomsoever.

     (b) At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the security interests created hereby.

     4.6 Changes in Locations, Name, etc. The Borrower will not:

     (a) permit any of the Inventory or Equipment constituting part of the Collateral to be kept at a location other than those listed on Schedule 4 hereto (it being understood that such Inventory and Equipment may be relocated among such locations in the ordinary course of the Borrower's Business); or

     (b) change the location of its chief executive office and chief place of business from that specified in subsection 3.4;

     (c) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Agreement would become seriously misleading, unless it shall have given the Agent and the Lenders at least 30 days' prior written notice of such change.

     4.7 Further Identification of Collateral. The Borrower will furnish to the Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

     4.8 Notices. The Borrower will advise the Agent and the Lenders promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement of:

     (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral; and

     (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

     4.9 Indemnification. The Borrower agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses, which may include the allocated cost of in-house counsel) (1) with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (2) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral and (3) in connection with any of the transactions contemplated by this Agreement.

     5.  Provisions Relating to Accounts.

     5.1 Borrower Remains Liable under Accounts. Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent or any Lender of any payment relating to such Account pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     5.2 Analysis of Accounts. The Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Borrower shall furnish all such assistance and information as the Agent may require in connection with such test verifications. At any time and from time to time, upon the Agent's reasonable request and at the expense of the Borrower, the Borrower shall cause independent public accountants or others reasonably satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. The Agent in its own name or on behalf of the Lenders may communicate with account debtors on the Accounts to verify with them to the Agent's satisfaction the existence, amount and terms of any Accounts.

     5.3 Collections on Accounts. (a) The Agent hereby authorizes the Borrower to collect the Accounts, subject to the Agent's direction and control, and the Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by the Borrower, (1) shall be forthwith (and, in any event, within two Business Days) deposited by the Borrower in the exact form received, duly indorsed by the Borrower to the Agent if required, in a Collateral Account maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders only as provided in subsection 7.3, and (2) until so turned over, shall be held by the Borrower in trust for the Agent and the Lenders, segregated from other funds of the Borrower.

     (b) Each such deposit of Proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

     (c) At the Agent's request, the Borrower shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

     5.4 Representations and Warranties. (a) No amount payable to the Borrower under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.

     (b) The places where the Borrower keeps its records concerning the Accounts are 65 Locust Avenue, New Canaan,
Connecticut and 839 State Route 13, Cortland, New York.

     (c)  None of the obligors on any Accounts is a Governmental
Authority.

     5.5 Covenants. (a) The amount represented by the Borrower to the Lenders from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder.

     (b) The Borrower will not amend, modify, terminate or waive any agreement giving rise to an Eligible Account in any manner which could reasonably be expected to materially adversely affect the value of such Account as Collateral.

     (c) The Borrower will not fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to an Eligible Account (other than any right of termination).

     (d) The Borrower will not fail to deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any agreement giving rise to an Eligible
Account.

     (e) Other than in the ordinary course of business as generally conducted by the Borrower over a period of time, the Borrower will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

     (f) The Borrower will not remove its books and records from the location specified in paragraph 5.4(b).

     (g) In any suit, proceeding or action brought by the Agent or any Lender under any Account for any sum owing thereunder, the Borrower will save, indemnify and keep the Agent and such Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or its successors from the Borrower.

     6.  Provisions Relating to Patents and Trademarks.

     6.1 Representations and Warranties. (a) Schedule 1 hereto includes all Patents and Patent Licenses owned by the Borrower in its own name as of the date hereof.

     (b)  Schedule 2 hereto includes all Trademarks and Trademark
Licenses owned by the Borrower in its own name as of the date hereof.

     (c) To the best of the Borrower's knowledge, each Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned.

     (d) Except as set forth in either Schedule 1 or Schedule 2, none of such Patents and Trademarks is the subject of any licensing or franchise agreement.

     (e) To the best of the Borrower's knowledge, no holding, decision or judgment has been rendered by any Governmental
Authority which would limit, cancel or question the validity of any Patent or Trademark.

     (f) To the best of the Borrower's knowledge, no action or proceeding is pending (other than with respect to any pending Patent and Trademark applications) (1) seeking to limit, cancel or question the validity of any Patent or Trademark, or (2) which, if adversely determined, would have a material adverse effect on the value of any Patent or Trademark.

     6.2  Covenants.

     (a) The Borrower (either itself or through licensees) will, except with respect to any Trademark that the Borrower shall reasonably determine is of negligible economic value to it, (1) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (2) maintain as in the past the quality of products and services offered under such Trademark, (3) employ such Trademark with the appropriate notice of registration, (4) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (5) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

     (b) The Borrower will not, except with respect to any Patent that the Borrower shall reasonably determine is of negligible economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

     (c) The Borrower will notify the Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Borrower's ownership of any material Patent or Trademark or its right to register the same or to keep and maintain the same.

     (d) Whenever the Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any material Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Borrower shall report such filing to the Agent and the Lenders within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Agent, the Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Agent may request to evidence the Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby;

     (e)  Subject to the provisions of subsections 6.2(a) and
(b), the Borrower will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability; provided, however, that this subsection 6.2(e) shall not be deemed to obligate the Borrower to continue the prosecution of any application which the Borrower reasonably believes, after consultation with the Agent, is not patentable or registrable or is of insignificant value to it.

     (f) In the event that the Borrower should reasonably become aware that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the Borrower shall promptly notify the Agent and the Lenders after it learns thereof and shall, unless the Borrower shall reasonably determine that such Patent or Trademark is of negligible economic value to the Borrower, which determination the Borrower shall promptly report to the Agent and the Lenders, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

     7.  Remedies.

     7.1 Notice to Account Debtors. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, the Borrower shall notify account debtors on the Accounts that the Accounts have been assigned to the Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Agent.

     7.2 Proceeds to be Turned Over To Agent. In addition to the rights of the Agent and the Lenders specified in subsection
5.3 with respect to payments of Accounts, if an Event of Default shall occur and be continuing all Proceeds received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Agent and the Lenders, segregated from other funds of the Borrower, and shall, forthwith upon receipt by the Borrower, be turned over to the Agent in the exact form received by the Borrower (duly indorsed by the Borrower to the Agent, if required) and held by the Agent in a Collateral Account maintained under the sole dominion and control of the Agent. All Proceeds while held by the Agent in a Collateral Account (or by the Borrower in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in subsection 7.3.

     7.3 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Agent may elect, and any part of such funds which the Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Agent to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

     7.4 UCC Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Borrower's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the UCC, need the Agent account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     7.5 Deficiency. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

     8.  Agent's Appointment as Attorney-in-Fact; Agent's
Performance of Borrower's Obligations.

     8.1 Powers. The Borrower hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Agent the power and right, on behalf of the Borrower, without assent by the Borrower, to do the following:

     (a) in the case of any Account, at any time when the authority of the Borrower to collect the Accounts has been curtailed or terminated pursuant to paragraph 5.3(a), or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of the Borrower or its own name or the names of the Lenders, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

     (b) in the case of any Patents or Trademarks, to execute and deliver any and all agreements, instruments, documents, and papers as the Agent may request to evidence the Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby;

     (c) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

     (d)  to execute, in connection with the sale provided for in
Section 7.4 hereof, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

     (e) upon the occurrence and during the continuance of any Event of Default, (1) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (2) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (5) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (6) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (7) to assign any Patent or Trademark (along with the goodwill of the business to which any such Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (8) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

     8.2 Performance by Agent of Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     8.3 Borrower's Reimbursement Obligation. The expenses of the Agent incurred in connection with actions undertaken as provided in this Section, together with interest thereon at a rate per annum equal to 6 1/2% above the ABR from the date of payment by the Agent to the date reimbursed by the Borrower, shall be payable by the Borrower to the Agent on demand.

     8.4 Ratification; Power Coupled With An Interest. The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     9. Duty of Agent. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     10. Execution of Financing Statements. Pursuant to Section 9-402 of the UCC, the Borrower authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction. The Agent shall, at the Borrower's expense, provide the Borrower with prior written notice of such filing, as well as a stamped file copy of such financing statement following any such filing.

     11. Authority of Agent. The Borrower acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Borrower, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Borrower shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

     12. Notices. All notices, requests and demands to or upon the Agent or the Borrower to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made
(a) when delivered by hand or (b) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (c) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed to the Agent or the Borrower at its address or transmission number for notices provided in subsection 9.2 of the Credit Agreement. The Agent and the Borrower may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

     13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14.  Amendments in Writing; No Waiver; Cumulative Remedies.

     14.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Agent, provided, that any provision of this Agreement may be waived by the Agent and the Lenders in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent.

     14.2 No Waiver by Course of Conduct. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to subsection 14.1 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

     14.3 Remedies Cumulative. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     15. Section Headings. The section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     16. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Agent and the Lenders and their successors and assigns.

     17. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the undersigned has caused this Security
Agreement to be duly executed and delivered as of the date first above written.

                              SMITH CORONA CORPORATION



                              By:    /s/ M. J. Eckhardt

                              Title: Vice President, Treasurer

                                                             SCHEDULE 1
                                                             ----------

                           PATENTS AND PATENT LICENSES


                           SMITH CORONA - U.S. PATENTS

T-NO.   TITLE                INVENTOR      PAT. NO.  ISSUE DATE      EXPIRE
T-206   DUAL SEGMENT CONT.   PORTERFIELD   4131374   12/26/78        12/26/95
        MOTION RIBBON FEED
        MECHANISM

T-208   RIBBON FEED MECH.    PORTERFIELD   4140407   02/20/79        02/20/96
        RESPONSIVE TO CASE   SHATTUCK
        SHIFT MECHANISM

T-213   TYPEWRITER SPIRAL    HOCK          4149809   04/17/79        04/17/96
        DISC PRINTER

T-191   LOW SILHOUETTE       DANNATT       4188137   02/12/80        02/12/97
        KEYBOARD

T-216   TYPEWRITER KEY       MUELLER       4191483   03/04/80        03/04/97
        ACTION

T-218   PLATEN VARIABLE      DEWEY         4235556   11/25/80        11/25/97
                             NELSON

T-214   MULTI BAR ENCODING   JALBERT       4258356   03/24/81        03/24/98
        APPARATUS UTILIZING
        ACOUSTIC ENERGY

T-217   KEY MECHANISM        LONGROD       4269521   05/26/81        05/26/98
        HAVING SNAP ACTION

T-226   ACOUSTIC             RIMBEY        4311991   01/19/82        01/19/99
        TRANSMISSION

T-233   RELEASABLE RIBBON    CAPPOTTO      4337001   06/29/82        06/29/99
        LOCKING DEVICE IN A
        RIBBON CARTRIDGE

T-223   ELECTRIC MOTOR       HOYER         4340830   07/20/82        07/20/99
                             -ELLEFSEN

T-246   HALFSPACE CONTROL    SMITH         4408918   10/11/83        10/11/00
        SYSTEM FOR ELECTRONIC
        TYPEWRITER WITH
        CORRECTION REGISTER

T-280   AUTOMATIC WORD       BLANCHARD     4561793   12/31/85        12/31/02
        CORRECTING SYSTEM

T-290   ONE-TOUCH CHARACTER  GRAY          4585362   04/29/86        04/29/03
        CORRECTION AND RE-
        PLACEMENT SYSTEM

T-300   SPELLING ERROR       ADAMS         4655620   04/07/87        04/07/04
         FINDING FEATURE     GRAY
        INCLUDING AN
        ELECTRONIC SPELLING
        DICTIONARY

T-304   RIGHT MARGIN ZONE    CURLEY        4678351   07/07/87        07/07/04
        HYPHENATION

T-310   PRINT HAMMER         VOUGHT        4743128   05/10/88        05/10/05
         SOLENOID            MUELLER
        CONDITIONED SINGLE
        SOLENOID RIBBON AND
         TAPE FEED SYSTEM

T-305   SOLENOID DEVICE      PAWLAK        4745386   05/17/88        05/17/05

T-307   PRINTING ELEMENT     MUELLER       4746235   05/24/88        05/24/05
        HOMING DEVICE        PAWLAK

T-308   TYPEWRITER LID       MUELLER       4768891   09/06/88        09/06/05
        ACTUATED PRINTING
        ELEMENT HOMING
        AND CARRIER
        REPOSITIONING DEVICE

T-291   COMPACT SPELLING     GRAY          4782464   11/01/88        11/01/05
        -CHECK               ADAMS
        DICTIONARY           DUNCAN


T-292   SPELLING CHECK       GRAY          4783761   11/08/88        11/08/05
        DICTIONARY WITH      ADAMS
         EARLY ERROR SIGNAL  DUNCAN

T-299   WORD PROCESSOR       DUNCAN        4797855   01/10/89        01/10/06
         HAVING SPELLING     GRAY
         CORRECTOR           BATTISTA
        ADAPTIVE TO OPERATOR
        ERROR EXPERIENCE

T-301   DICTIONARY MEMORY    DUNCAN        4807181   02/21/89        02/21/06
        WITH VISUAL          ADAMS
        SCANNING FROM A      GRAY
        SELECTABLE STARTING
        POINT

T-314   ELECTRONIC KEYBOARD  CURLEY        4818828   04/04/89        04/04/06
                             LONGROD

T-316   DICTIONARY           MCRAE         4847766   07/11/89        07/11/06
        TYPEWRITER WITH      ROBERTS
        CORRECTION OF
        COMMONLY CONFUSED
        WORDS

T-328   KEYBUTTON GUIDE      CURLEY        4855548   08/08/89        08/08/06
        ASSY FOR  A KEYBOARD LONGROD

T-324   TAPE CASSETTE FOR    MUELLER       4886383   12/12/89        12/12/06
        METERING CORRECTION
        TAPE FEED

T-327   RIBBON TENSIONING    CAPPOTTO      4886385   12/12/89        12/12/06
         MECH.

T-326   PUNCTUATION CHECK    MCRAE         4887920   12/19/89        12/19/06
        FEATURE FOR AN       ROBERTS
        ELECTRONIC
        TYPEWRITER

T-317   MEMORY TYPEWRITER    MCRAE         4888730   12/19/89        12/19/06
        WITH COUNT OF        ROBERTS
        OVERUSED WORDS

T-322   INK RIBBON AND       MUELLER       4900171   02/13/90        02/13/07
        CORRECTION TAPE      CAPPOTTO
        CASSETTE CAPABILITY

T-311   AUTO-REALIGNED PRINT DUNCAN        4907900   03/13/90        03/13/07
        CORRECTION

T-325   THESAURUS FEATURE    BLANCHARD     4923314   05/08/90        05/08/07
        FOR ELECTRONIC       ROBERTS
        TYPEWRITERS

T-329C  PLURAL CASSETTES     MUELLER       4971462   11/20/90        11/20/07
        HAVING COMPATIBILITY CAPPOTTO
        ARRANGEMENT

T-331   PRINT CARRIER RACK   LONGROD       4976556   12/11/90        12/11/07
        DRIVE

T-343   PLAIN PAPER CARTRIDGECURLEY        5057930   10/15/91        10/15/08
        FOR FACSIMILE MACHINE

T-330   ELECTRONIC           DUNCAN        5060154   10/22/91        10/22/08
        TYPEWRITER OR WORD
        PROCESSOR WITH
        DETECTION AND/OR
        CORRECTION OF
        SELECTED PHRASES
T-344   THERMAL PAPER        CURLEY        5060076   10/21/91        10/21/08
        CARTRIDGE FOR
        FACSIMILE MACHINE

T-347   RIBBON CASSETTE WITH MARTINEZ      5074689   12/24/91        12/24/08
CIP     INTEGRAL PAPER GUIDE

T-342   FACSIMILE CARTRIDGE  CURLEY        5089897   02/18/92        02/12/09
        SYSTEM

T-347  RIBBON CASSETTE WITH  MARTINEZ      5098208   03/24/92        03/24/09
CONT    INTEGRAL PAPER GUIDE

T-349   THERMAL PRINT HEAD   MARTINEZ      5106213   04/21/92        04/21/09
        CONTROL MECHANISM    CURLEY

T-352   BRAKE MECHANISM      SHERMAN       5109573   05/05/92        05/05/09
        FOR A PIVOTABLE
        CHARACTER DISPLAY

T-362   INTEGRAL LOCKING     BARON         5158382   10/27/92        10/27/09
        DEVICE FOR A         ANDERSON, JR.
        TYPEWRITER

T-346   HINGE FOR USE WITH   SHERMAN       5165145   11/24/92        11/24/09
        PORTABLE ELECTRONIC
        APP.

T-361   PRINTING DEVICE      MARTINEZ      5174666   12/29/92        12/29/09
        HAVING PRINTWHEEL    MUELLER
        COUPLING MEANS

T-363   PRINTING MECHANISM   PAWLAK        5174671   12/29/92        12/29/92
        WITH PRINT HAMMER    RIMBEY
        HAVING NOISE         ANDERSON, JR.
        DAMPENER

T-358   QUIET IMPACT         RIMBEY        5183344   02/02/93        02/02/10
        PRINTER MECH.        PAWLAK
                             RODEE

T-358   QUIET IMPACT.        RIMBEY        5199804   04/06/93        04/06/10
CIP     PRINTER MECH         PAWLAK

T-329C4CASSETTE HAVING       CAPPOTTO      5267803   12/07/93        12/07/10
        COMPATIBILITY
        ARRANGEMENT

T-368   MINIATURE KEYBOARD   SMILEY        5383735   01/24/95        01/24/12
 DIV

                      SMITH CORONA - U.S. DESIGN PATENTS

        ISSUE
T-NO.   TITLE                INVENTOR      PAT. NO.  DATE            EXPIRE
TD-225  CARRYING CASE FOR A  LABARBERA     D259,975  07/28/81        07/28/95
        TYPEWRITERS

TD-224  TYPEWRITER           LABARBERA     D262,036  11/24/81        11/24/95

TD-227  RIBBON CARTRIDGE     CHRISTIE      D265,566  07/27/82        07/27/96
                             CAPPOTTO

TD-238  RIBBON CARTRIDGE     CHRISTIE      D265,567  07/27/82        07/27/96
                             CAPPOTTO

TD-241  TYPEWRITER           JOLLIFFE      D266,674  10/26/82        10/26/96

TD-236  PRINT ELEMENT        CLAXTON       D266,742  11/02/82        11/02/96
        CONTAINER

TD-240  CONTROL KNOB FOR     JOLLIFFE      D267,254  12/14/82        12/14/96
        OFFICE MACHINES

TD-248  RIBBON CARTRIDGE     PAONE         D267,542  01/11/83        01/11/97
        SHIPPING TRAY

TD-262  CONTROL KNOB FOR AN  JOLLIFFE      D268,846  05/03/83        05/03/97
        OFFICE MACHINE

TD-260  PRINTER              LABARBERA     D269,346  06/14/83        06/14/97

TD-259  CASE FOR A           LABARBERA     D269,647  07/12/83        07/12/97
        TYPEWRITER

TD-258  TYPEWRITER           CLAXTON       D270,070  08/09/83        08/09/97
                             JOLLIFFE

TD-255  TYPEWRITER           METZNER       D270,545  09/13/83        09/13/97


TD-273  TYPEWRITER           JOLLIFFE      D271,024  10/18/83        10/18/97

TD-275  TYPEWRITER           JOLLIFFE      D277,968  03/12/85        03/12/99

TD-278  TYPEWRITER           CORNELIUS     D281,253  11/05/85        11/05/99

TD-281  TYPEWRITER           JOLLIFFE      D281,509  11/26/85        11/26/99

TD-293  RIBBON CASSETTE      CAPPOTTO      D289,529  04/28/87        04/28/01
                             BARTOLONE

TD-297  TYPEWRITER           BENSON        D289,902  05/19/87        05/19/01

TD-294  TYPEWRITER LID       GREENE        D290,468  06/23/87        06/23/01
                             MCCALL

TD-303  TYPEWRITER           KASPRZYCKI    D301,041  05/09/89        05/09/03

TD-323  RIBBON CASSETTE      MUELLER       D308,070  05/22/90        05/22/04
                             VOUGHT

TD-319  TYPEWRITER           KASPRZYCKI    D308,535  06/12/90        06/12/04

TD-335  PORTABLE WORD        LAMPE         D309,859  08/14/90        08/14/04
        PROCESSOR

TD-332  HAND HELD ELECTRONIC KASPRZYCKI    D310,209  08/28/90        08/28/04
        DICTIONARY

TD-323  RIBBON CASSETTE      MUELLER       D310,384  09/04/90        09/04/04
CIP                          VOUGHT

TD-312  TYPEWRITER           KASPRZYCKI    D311,926  11/06/90        11/06/04


TD-336  PRINTER              LAMPE         D315,172  03/05/91        03/05/05

TD-333  TYPEWRITER           PIERCE        D316,558  04/30/91        04/30/05

TD-313  TYPEWRITER           KASPRZYCKI    D317,321  06/04/91        06/04/05

TD-334  TYPEWRITER           PIERCE        D317,934  07/02/91        07/02/05

TD-339  POCKET ELECTRONIC    PIERCE        D319,223  08/20/91        08/20/05
        DICTIONARY           KASPRZYCKI

TD-338  WORD PROCESSOR       LAMPE         D319,636  09/03/91        09/03/05

TD-348  RIBBON CASSETTE      LAMPE         D319,652  09/03/91        09/03/05

TD-337  TYPEWRITER           KASPRZYCKI    D322,087  12/03/91        12/03/05

TD-340  TYPEWRITER           PIERCE        D332,960  02/02/93        02/02/07

TD-353  WORD PROCESSOR       LAMPE         D333,830  03/09/93        03/09/07

TD-355  WORD PROCESSOR       SMILEY        D333,816  03/09/93        03/09/07

TD-354  PORTABLE WORD        SMILEY        D335,123  04/27/93        04/27/07
         PROCESSOR

                          SMITH CORONA, FOREIGN PATENTS

<CAPTION
T-NO.   TITLE                      COUNTRY      PAT. NO.     ISSUE
                                                             DATE
T-223   ELECTRIC MOTOR ASSEMBLY    CANADA       1156704      11/08/83

T-242   RIBBON CARTRIDGE HANDLING  CANADA       1156593      11/08/83
        APPARATUS

T-244   SPACEBAR TOUCH CONTROL     CANADA       1150657      07/26/83
        APPARATUS

T-253   REVERSE TABULATION         CANADA       1193993      09/24/85

T-276   CABLE DRIVE SYSTEM         CANADA       1214423      11/25/86

T-276   CABLE DRIVE SYSTEM         JAPAN        2-39,989     09/07/90

T-280   AUTOMATIC WORD             CANADA       1219680      03/24/87
        CORRECTING SYSTEM

T-280   AUTOMATIC WORD             GREAT        2156559      01/22/87
        CORRECTING SYSTEM          BRITAIN

T-280   AUTOMATIC WORD             ITALY        1184976      10/28/87
        CORRECTING SYSTEM

T-280   AUTOMATIC WORD             GERMANY      P35 08 472.3 10/06/88
        CORRECTING SYSTEM

T-280   AUTOMATIC WORD             JAPAN        1696036      09/28/92
        CORRECTING SYSTEM

T-314   ELECTRONIC KEYBOARD        CANADA       1294020      07/01/92

T-322   CASSETTE COMPATIBILITY     TAIWAN       UM 71575     06/02/92

T-322   CASSETTE COMPATIBILITY     MEXICO       171119       10/01/93

T-322   CASSETTE COMPATIBILITY     TAIWAN       NI-42715     03/05/91

T-322   CASSETTE COMPATIBILITY     CANADA       1309371      10/27/92

T-322   CASSETTE COMPATIBILITY     KOREA        66238        10/08/93

T-324   TAPE CASSETTE FOR          TAIWAN       NI-37536     06/26/90
        METERING CORRECTION
        TAPE FEED

T-324   TAPE CASSETTE FOR          CANADA       1316138      04/13/93
        METERING CORRECTION
        TAPE FEED

T-324   TAPE CASSETTE FOR          EUROPEAN     0330777      07/17/91
        METERING CORRECTION
        TAPE FEED

T-324   TAPE CASSETTE FOR          KOREA        43988        08/30/91
        METERING CORRECTION
        TAPE FEED

T-324   TAPE CASSETTE FOR          MEXICO       164035       07/10/92
        METERING CORRECTION
        TAPE FEED

T-324   TAPE CASSETTE FOR          SINGAPORE    1136/92      11/12/92
        METERING CORRECTION
        TAPE FEED

T-327   RIBBON TENSIONING MECH.    KOREA        51177        05/01/92

T-328   KEYBUTTON GUIDE ASSY       CANADA       1327222      02/22/94
        FOR A KEYBOARD

T-328   KEYBUTTON GUIDE ASSY       KOREA        47427        02/04/92
        FOR A KEYBOARD

T-329   PLURAL CASSETTES HAVING    EUROPEAN     0319285      03/03/93
        COMPATIBILITY ARRANGEMENT
        (RIBBON CASSETTE)

T-329   PLURAL CASSETTES HAVING    SINGAPORE    627/93       06/16/93
        COMPATIBILITY ARRANGEMENT
        (RIBBON CASSETTE)

T-329   PLURAL CASSETTES HAVING    GERMANY      DE3878853T2  03/03/93
        COMPATIBILITY ARRANGEMENT
        (RIBBON CASSETTE)

T-329   PLURAL CASSETTES HAVING    ITALY        67608 BE-93  03/08/93
        COMPATIBILITY ARRANGEMENT
        (RIBBON CASSETTE)

T-331   CARRIER RACK DRIVE         AUSTRALIA    617914       03/31/92

T-331   CARRIER RACK DRIVE         EUROPEAN     0378290      04/13/94

T-347   RIBBON CASSETTE WITH       TAIWAN       NI-41,704    01/12/91
        INTEGRAL PAPER GUIDE

T-347   RIBBON CASSETTE WITH       MEXICO       173158       02/02/94
        INTEGRAL PAPER GUIDE

T-359   SYSTEM INCLUDING INK       GREAT        0449392      05/18/94
        RIBBON AND CORRECTION      BRITAIN
        TAPE CASSETTES HAVING A
        COMPATIBILTY ARRANGEMENT

T-360   CORRECTION TAPE CASSETTE   GREAT        448184       07/06/94
        HAVING COMPATIBILITY       BRITAIN
        ARRANGEMENT

T-360   CORRECTION TAPE CASSETTE   ITALY        70350 BE-94  10/04/94
        HAVING COMPATIBILITY
        ARRANGEMENT
/TABLE

                      SMITH CORONA, FOREIGN PATENT - DESIGN

T-NO.     TITLE              COUNTRY       PAT. NO.           ISSUE DATE
TD-323    RIBBON CASSETTE    CANADA        62181              12/20/88
TD-323    RIBBON CASSETTE    FRANCE        88 3447            09/08/89
TD-323    RIBBON CASSETTE    GREAT         1051115            01/04/89
                             BRITAIN
TD-323    RIBBON CASSETTE    GERMANY       MR 29 654          06/30/88
TD-323    RIBBON CASSETTE    ITALY         53758              04/02/90
TD-323    RIBBON CASSETTE    JAPAN         82 7791            10/25/91
TD-323    RIBBON CASSETTE    KOREA         96880              10/12/89
TD-323    RIBBON CASSETTE    MEXICO        3 955              11/14/90
TD-323    RIBBON CASSETTE    SWITZERLAND   116899             09/26/88

TD-323CIP RIBBON CASSETTE    FRANCE        88 7313            11/17/89
TD-323CIP RIBBON CASSETTE    GERMANY       M 88 03 078.4      11/09/88
TD-323CIP RIBBON CASSETTE    ITALY         57 054             02/07/92
TD-323CIP RIBBON CASSETTE    KOREA         102578             04/17/90
TD-323CIP RIBBON CASSETTE    KOREA         102,578-1          04/17/90
TD-323CIP RIBBON CASSETTE    SWITZERLAND   117158             11/25/88

TD-348    RIBBON CASSETTE    CANADA        67988              02/12/91
TD-348    RIBBON CASSETTE    FRANCE        02 96095           05/30/91
TD-348    RIBBON CASSETTE    GREAT         2011375            01/30/92
                             BRITAIN
TD-348    RIBBON CASSETTE    ITALY         59 774             09/13/93
TD-348    RIBBON CASSETTE    JAPAN         87 0306            03/25/93
TD-348    RIBBON CASSETTE    KOREA         121394             11/04/91
TD-348    RIBBON CASSETTE    MEXICO        5405               09/08/92
TD-348    RIBBON CASSETTE    PORTUGAL      23041              03/23/93
TD-348    RIBBON CASSETTE    SPAIN         124004             10/29/91
TD-348    RIBBON CASSETTE    SWEDEN        50 488             09/18/91
TD-348    RIBBON CASSETTE    TAIWAN        ND 25247           12/06/90
TD-348    RIBBON CASSETTE    DENMARK       0254/92            03/19/92

                         SMITH CORONA, U.S. APPLICATIONS

T-NO.    TITLE                        S.N.        FILING DATE
MECH.
- --------
T-366    INTEGRAL LINEFINDER          08/144,387  11/02/93
         AND RIBBON GUIDE

T-368    MINIATURE KEYBOARD           08/095,470  07/23/93

T-372    LABEL PRINTER AND TAPE       08/174,936  12/28/93
         AND INK CARTRDIGE FOR
         USE THEREIN


DES.
- ------
TD-373   LABEL PRINTER                29/018,252  02/02/94

TD-374   RIBBON AND TAPE CART.        29/018,262  02/02/94
/TABLE

                        SMITH CORONA, FOREIGN APPLICATIONS

T-NO.     TITLE                       COUNTRY     S.N.              FILING DATE
T-314     ELECTRONIC KEYBOARD         JAPAN       63-325,750        12/23/88
T-314     ELECTRONIC KEYBOARD         KOREA       17,062/1988       12/20/88

T-322     CASSETTE COMPATIBILITY      TAIWAN      80 212,802        07/28/88

T-324     TAPE CASSETTE FOR METERING  JAPAN       63-221,514        09/06/88
          CORRECTION TAPE FEED

T-327     RIBBON TENSIONING MECH.     JAPAN       1-116,249         05/11/89

T-328     KEYBUTTON GUIDE ASSEMBLY    JAPAN       1-46,358          02/27/89
          FOR A KEYBOARD

T-331     CARRIER RACK DRIVE          CANADA      2004580           12/05/89
T-331     CARRIER RACK DRIVE          JAPAN       1-338862          12/28/89
T-331     CARRIER RACK DRIVE          KOREA       2371990           01/08/90
T-331     CARRIER RACK DRIVE          MEXICO      19029             01/05/90
T-331     CARRIER RACK DRIVE          NORWAY      P900067           01/08/90
T-331     CARRIER RACK DRIVE          PORTUGAL    92,810L           01/09/90

T-347     RIBBON CASSETTE WITH        CANADA      2031152           11/29/90
          INTEGRAL PAPER GUIDE
T-347     RIBBON CASSETTE WITH        JAPAN       2-414792          12/27/90
          INTEGRAL PAPER GUIDE
T-347     RIBBON CASSETTE WITH        KOREA       20522/1990        12/13/90
          INTEGRAL PAPER GUIDE
T-347     RIBBON CASSETTE WITH        NORWAY      P905335           01/07/91
          INTEGRAL PAPER GUIDE
T-347     RIBBON CASSETTE WITH        PORTUGAL    96466             01/11/91
          INTEGRAL PAPER GUIDE

T-352     BRAKE MECHANISM FOR A       CANADA      2037323           02/28/91
          PIVOTABLE CHARACTER DISPLAY
T-352     BRAKE MECHANISM FOR A       JAPAN       3-94696           04/01/91
          PIVOTABLE CHARACTER DISPLAY

T-358CIP  QUIET IMPACT PRINTER MECH.  CANADA      2076992           08/27/92
T-358CIP  QUIET IMPACT PRINTER MECH.  JAPAN       4-265,306         09/08/92
T-358CIP  QUIET IMPACT PRINTER MECH.  MEXICO      92-6123           10/23/92

T-363     PRINTING MECH. WITH PRINT   CANADA      2076900           08/27/92
          HAMMER HAVING NOISE
          DAMPENER
T-363     PRINTING MECH. WITH PRINT   JAPAN       4-266,489         09/09/92
          HAMMER HAVING NOISE
          DAMPENER
T-363     PRINTING MECH. WITH PRINT   MEXICO      92-6188           10/27/92
          HAMMER HAVING NOISE
          DAMPENER

T-372     LABEL PRINTER AND TAPE AND  CANADA      N.A.              11/17/94
          INK CARTRIDGE FOR USE
          THEREIN
T-372     LABEL PRINTER AND TAPE AND  EUROPEAN    94308594.4        11/22/94
          INK CARTRIDGE FOR USE
          THEREIN



Schedule 1 (continued)


PATENT LICENSES
- ---------------

LICENSE AGREEMENT                     DATE ENTERED INTO

Microlytics, Inc. and Smith Corona         2/24/89
Corporation

IBM Information Products Corporation       3/22/91
and Smith Corona Corporation

IBM Corporation and Smith Corona           1/1/93
Corporation






                                                                SCHEDULE 2
                                                                ----------
TRADEMARKS AND TRADEMARK LICENSES

Trade Name
- ----------
Smith Corona Corporation

Trademark License
- -----------------
SCM Office Supplies, Inc. and Ampad Corporation
   July 5, 1994

                                                             TRADEMARKS
                                                             ----------
A.  U.S. TRADEMARKS

TRADEMARK      GOODS                                 REGNO   EXPIRES    C_UDATE
- ---------      -----                                 -----   -------    -------
2J             SUPPLIES & ACCESSORIES FOR
               PRINTERS                           ABANDONED
AUTOSPELL      TYPEWRITERS                        1469029   2007/12/15 2007/06/
CHARACTERSWAP  TYPEWRITERS/PWPS                   1783432   2003/07/20 1998/07/
CITATION       TYPEWRITERS                        727463    2002/02/13 2001/07/
CORONA         TYPEWRITERS                        1807465   2003/11/30 1998/11/
CORONACALC     COMPUTER PROGRAMS                  1624551   2000/11/27 1995/11/
CORONACOM      WP PRINTED CIRCUIT BOARD           1792130   2003/09/07 1998/09/
CORONAFAX      FAX MACHINES, CARRYING CASES,
               KITS, PAPER FOR FAX MACHINES        APPLN
CORONAFONT     COMPUTER SOFTWARE FOR PRINTIN
                FONTS                              1667484  2001/12/10 1996/12/
CORONAJET      PRINTERS                            1769203  2003/05/04 1998/05/
CORONAPRINT    CORRECTION TAPES, ET AL.
               FOR WPS AND TYPEWRITERS             1820586  2004/02/08 1999/02/
DESIGN
 (STEAMROLLER) FACSIMILE MACHINES
DESIGN
(KEYBUTTON)    WORD PROCESSORS & TYPEWRITERS      1625761   2000/12/04 1995/12/
DEVILLE        TYPEWRITERS                        932178    2002/01/14 2001/07/
ERASE-A-WORD   TYPEWRITERS                        1442567SR 2007/06/09 1992/06/
EXPRESSION     TYPEWRITERS                        APPLN
FLAT PAPER
OUTPUT         FACSIMILE MACHINES                 APPLN
FLAT PAPER
OUTPUT(design) FACSIMILE MACHINES                 APPLN
GALAXIE        TYPEWRITERS                        707783    2000/11/29 2000/05/
GRAMMAR-RIGHT
SYSTEM I       TYPEWRITERS                        1503854   2008/09/13 1993/09/
H              KITS - WP & TYPEWRITER             1748229   2003/01/26 1997/07/
HRT            PRINTERS                           1810619   2003/12/14 1998/12/
IQ
INTELLIGENTLY
QUIET          TYPEWRITERS/WPS                    1778243   2003/06/22 1998/06/
JUNIOR
SCHOLASTIC
ALL-AMERICAN   PROMOTION OF EDUCATION
               & GOLF THRU AWARDS                 APPLN
LIFT-RITE      TW RIBBONS,CARTRIDGES              1214793   2002/11/02 2001/06/
LINEERASER     AUTOMATIC ERASING MEANS
               SOLD AS PART OF TYPEWRITER         1558632SR 1999/08/07 1994/08/
OFFICE 2000    TYPEWRITERS                        APPLN
OFFICE XL      TYPEWRITERS                        APPLN
PERSONAL CARD
FILE           COMPUTER PROGRAM FOR
               WORD PROCESSING                    1664806   2001/11/19 1996/11/
PHRASE ALERT   TYPEWRITER COMPONENT
               SIGNALLING OPERATOR OF
               MISUSED PHRASES                    1624761   2000/11/27 1995/11/
PUNCTUATION
CHECK          TYPEWRITERS                        1578403SR 2000/01/16 1995/01/
PWP            WORD PROCESSORS                    1670136   2001/12/31 1996/12/
PWP START-RITE SUPPLIES FOR PWP                   1479472   2008/03/08 2007/10/
PWP START-RITE KITS WP PRINT WHEELS, DATA
               DISKS & CASSETTES                  1800511   2003/10/26 1998/04/
RE-RITE        TW RIBBON CARTRIDGES               1079860   1997/12/20 1997/06/
RIGHT RIBBON
 SYSTEM        WORD PROCESSORS, TYPEWRITERS
               AND ACC & SUPPLIES                 1583619   2000/02/20 1995/02/
S              SALE OF KITS SUPPLIES
               FOR WORD PROCESSORS                1715330   2002/09/15 1997/09/
SCM            TYPEWRITERS AND TYPEWRITER
               RIBBON CASSETTES                   1873814   2005/01/17 2000/01/
SCM (tri-bar)  TYPEWRITERS                        738222    2002/09/25 2002/03/

SCM (tri-bar)  RIBBON CARTRIDGES                  1208293   2002/09/14 2002/03/
SCM (tri-bar)  ELECTROSTATIC COPY PAPERS          774333    2004/08/04 2004/02/
SCM (tri-bar)  TYPEWRITERS AND TYPEWRITER
               RIBBON CASSETTES                   1871294   2005/01/03 2000/01/
SCM            OFFICE SUPPLIES                    APPLN
SCM (tri-bar)  OFFICE SUPPLIES                    APPLN
SIMPLY SMART   COMPUTERS                          1709808   2002/08/25 1997/08/
SMITH CORONA   WORD PROCESSORS                    1620948   2000/11/06 1995/11/
SMITH CORONA   PRINTERS                           1631434   2001/01/15 1996/01/
SMITH CORONA
(LOGO)         WORD PROCESSORS                    1633823   2001/02/05 1996/02/
SMITH CORONA
(LOGO)         TYPEWRITERS                        1396799   2006/06/10 2005/12/
SMITH CORONA
(LOGO)         PRINTERS                           1633042   2001/01/29 1996/01/
SMITH CORONA
(LOGO)         DESKS, WORK STATIONS,FURNITURE,
               ACCESSORIES,LAMPS,CABINETS         APPLN
SMITH CORONA
(LOGO)         MACHINES FOR LAMINATING
               DOCUMENTS                          1870333   2004/12/27 1999/12/
SMITH CORONA
(LOGO)         FAX MACHINES, ETC, PAPER
               & SUPPLIES FOR FAX                 APPLN
SMITH CORONA
(LOGO)         CALCULATORS                        APPLN
SMITH CORONA   COMBO ELECTRONIC DICT
               AND CALCULATOR                     1620947   2000/11/06 ABANDON
SMITH CORONA   WORD PROCESSORS                    1620948   2000/11/06 1995/11/
SMITH CORONA
(LOGO)         COMBO ELECTRONIC
               DICT AND CALCULATOR                1623390   2000/11/20 ABANDON
SMITH-CORONA   TYPEWRITERS,ADD MACHINES           517362    2009/11/08 2009/05/
SMITH CORONA   SUPPLIES/ACCESSORIES
(horizontal    FOR TYPEWRITERS, WORD
 form)         PROCESSORS                         APPLN
SPELL-RIGHT I  TYPEWRITERS                        1529647   1999/03/14 1994/03/
SPELL-RIGHT I  DICTIONARY MODULE FOR
               ELECTRONIC TYPEWRITERS             1531902   1999/03/28 1998/09/
SPELL-RIGHT I  ELEC. DICTIONARY AND
               CALCULATOR                         1581219   2000/02/06 1995/02/
START-RITE     RIBBONS, PRINTWHEELS               1414200   2006/10/21 2006/04/
STERLING       TYPEWRITERS                        780263    2004/11/17 2004/05/
THE INTELLIGENT
ALTERNATIVE
TO PC          WORD PROCESSORS                    1638925   2001/03/26 ABANDON
TOMORROWS
TECHNOLOGY
AT YOUR TOUCH  WORD PROCESSORS                    1583498   2000/02/20 1995/02/
TOOLS FOR
THOUGHT        WPS, TYPEWRITERS, PCS              1787277   2003/08/20 1998/08/
WORKROOM       OFFICE, WORK STATIONS, DESK
               & COMPUTER ACCESSORIES             APPLN
WORD-RIGHT     WORD PROCESSOR, TYPEWRITER
               COMPONENTS                         1776316   2003/06/15 1998/06/
WORD-RIGHT &
DESIGN         TYPEWRITERS                        1410436   2006/09/23 2006/03/
WORDERASER     TYPEWRITERS                        1361225SR 2005/09/17 2005/03/
WORDERASER     TYPEWRITER COMPONENT
               FOR ERASING SPELLING ERRORS        1683757   2002/04/21 1997/04/
WORDFIND       TYPEWRITERS                        1428368   2007/02/10 2006/08/
WORDSWAP       TYPEWRITERS/PWPS                   1779404   2003/06/29 1998/06/



B. FOREIGN TRADEMARKS

Trademark        INDEX#   Country     Goods                 Regno   C_ud
- -----------------------------------  -------                -----  ----
SCM (tri-bar)    SCM106   ARGENTINA  CALCULATORS, ADDING
                                         MACHINES           1054227 2003
SMITH-CORONA     SCM111   ARGENTINA  TYPEWRITERS            1053107 2003
CORONACALC       SCM193   AUSTRALIA  ALL GOODS IN CLASS 9   A525768 1996
CORONAMATIC      SCM92    AUSTRALIA  TYPEWRITERS, RIBBON
                                         CARTRIDGES         302674  1997
RIGHT RIBBON
SYSTEM           SCM133   AUSTRALIA  TYPEWRITERS & PARTS    APPLN
RIGHT RIBBON
 SYSTEM          SCM133   AUSTRALIA  TYPEWRITERS, PARTS
                                         & ACCES.           APPLN
SCM (tri-bar)    SCM106   AUSTRALIA  TYPEWRITERS & PARTS    B172444 1998
SCM (tri-bar)    SCM106   AUSTRALIA  TYPEWRITER REPAIR,
                                     SERVICE, MAINTENANCE   B332952 1999
SMITH CORONA     SCM236   AUSTRALIA  WORD PROCESSORS        A521844 1996
SMITH CORONA
 logo            SCM229   AUSTRALIA  TYPEWRITERS            A560884 1998
SMITH CORONA
 logo            SCM229   AUSTRALIA  WORD PROCESSORS &
                                         COMPUTER HDW       A560885 1998
SMITH CORONA
 logo            SCM395   AUSTRALIA  CALCULATORS & OTHER
                                         GOODS IN CLASS     APPLN
SMITH CORONA
 logo            SCM416   AUSTRALIA  MACHINES FOR LAMINA-
                                         TING DOCUMENTS     A606182 2000
SMITH-CORONA     SCM111   AUSTRALIA  TYPEWRITERS & PARTS    A105164 2006
START-RITE       SCM117A  AUSTRALIA  ALL GOODS IN CLASS 16  561034  1998
START-RITE       SCM117B  AUSTRALIA  ALL GOODS IN CLASS 9   B55588  1997
START-RITE       SCM117C  AUSTRALIA  SUPPLIES FOR
                                         TYPEWRITERS & W/P  APPLN
IQ INTELLIGENTLY
 QUIET           SCM360   AUSTRIA    TWS, WP SYSTEMS, ETC   147077  2002
SMITH CORONA
 logo            SCM229   AUSTRIA     WORD PROCESSORS,
                                         TYPEWRITERS        140341  2001
SMITH-CORONA     SCM236   AUSTRIA     TYPEWRITERS & WORD
                                         PROCESSORS         034124  1995
WORDERASER       SCM122   AUSTRIA     TYPEWRITERS, WORD
                                         PROCESSORS         130171  1999
CORONA           SCM90    BENELUX     TYPEWRITERS           72103   2000
CORONAMATIC      SCM92    BENELUX     TYPEWRITERS           335003  1995
H                SCM191   BENELUX     TYPEWRITER PARTS &
                                         ACCESSORIES        538481  2003
IQ SERIES
INTELLIGENTLY
 QUIET           SCM360   BENELUX     TYPEWRITERS           520111  2001
RIGHT RIBBON
 SYSTEM          SCM133   BENELUX     ALL GOODS IN CLASSES
                                         9 & 16             466898  1999
SCM (tri-bar)    SCM106   BENELUX     TYPEWRITERS, COPIERS,
                                         CALCULATORS        072106  2002
SMITH CORONA     SCM236   BENELUX     ALL GOODS IN CLASS 9  474890  1999
SMITH CORONA
logo             SCM229   BENELUX     TYPEWRITERS ETC       505484  2001
SMITH-CORONA
 design          SCM111   BENELUX     TYPEWRITERS,
                                         CALCULATORS        072105  2000
SMITH CORONA
design           SCM416   BENELUX     MACHINES FOR
                                      LAMINATING DOCUMENTS  535836  2003
SMITH CORONA
 design          SCM395   BENELUX     CALCULATORS           535836  2003
SPELL-RIGHT      SCM33A   BENELUX     TYPEWRITERS           464222  1998
SPELL-RIGHT      SCM33B   BENELUX     COMPUTERS,WORD
                                      PROCESSORS &
                                       TYPEWRITERS          464222  1998
SPELL-RIGHT &
 design          SCM33C   BENELUX     TYPEWRITERS &
                                      ACCESSORIES           431230  1996
WORDERASER       SCM122   BENELUX     TYPEWRITERS &
                                      ACCESSORIES           430672  1996
SCM (tri-bar)    SCM106   BOLIVIA     TYPEWRITERS           37465   1997
SMITH-CORONA     SCM111A  BOLIVIA     CALCULATING MACHINES  42442   1999
SMITH-CORONA     SCM111B  BOLIVIA     TYPEWRITERS & PARTS   42443   1999
SMITH-CORONA     SCM111   BRAZIL      TYPEWRITERS, PARTS
                                      SUPPLIES, WPS &
                                      PRINTERS              2778637 2001
CHARACTER SWAP   SCM376   CANADA      TYPEWRITERS/WORD
                                      PROCESSORS            APPLN
CORONAFAX        SCM245   CANADA      FACSIMILE MACHINES&
                                      ACCESSORIE            APPLN
CORONAFONT       SCM319   CANADA      COMPUTER SOFTWARE FOR
                                      PRINTING FONTS        439983  2009
CORONAMATIC      SCM92    CANADA      TYPEWRITERS &
                                      CARTRIDGES            212703  2005
CORONCALC        SCM193   CANADA      WORD PROCESSORS       379789  2005
H                SCM191   CANADA      WORD PROCESSORS       APPLN
IQ INTELLIGENTLY
QUIET            SCM360   CANADA      TYPEWRITERS & PWPS    426936  2008
PHRASE ALERT     SCM151   CANADA      TYPEWRITER FEATURE    373404  2005
PRESTIGE         SCM175   CANADA      TYPEWRITERS           276505  1997
PWP              SCM196   CANADA      WORD PROCESSORS       386454  2006
RIGHT RIBBON
 SYSTEM          SCM133A  CANADA      TYPEWRITERS           363178  2004
RIGHT RIBBON
 SYSTEM          SCM133B  CANADA      WPS,RIBBON, TAPE
                                      CASSETTES FOR         APPLN
                                      TWS & WPS
RIGHT RIBBON
 SYSTEM          SCM133C  CANADA      TYPEWRITERS           363178  2004
SCM (tri-bar)    SCM106   CANADA      TYPEWRITERS, ADDING
                                      MACHINES,PHOTOCOPY    149596  1996
SMITH CORONA     SCM236   CANADA      WPS,COMPONENTS, ELECT
                                      REF DEVICES           423537  2008
SMITH CORONA
 Logo            SCM229A  CANADA      TYPEWRITERS           333676  2002
SMITH CORONA
 Logo            SCM229B  CANADA      TYPEWRITERS, WORD
                                      PROCESSORS, PARTS     427137  2008
SMITH CORONA
 Logo            SCM395   CANADA      CALCULATORS           435689  2009
SMITH CORONA
 Logo            SCM416   CANADA      MACHINES FOR
                                      LAMINATING DOCUMENTS  APPLN
SMITH-CORONA     SCM111   CANADA      TYPEWRITERS, RIBBONS, TMDA
                                      PAPER+                54677   2002
SPELL-RIGHT I &
 design          SCM33    CANADA      TYPEWRITERS           328817  2002
START-RITE       SCM117   CANADA      PRINT/CORRECTION
                                      RIBBONS & PRINT WHEELS356852  2003
TOMORROWS TECH-
NOLOGY AT YOUR
 TOUCH           SCM178   CANADA      WORD PROCESSORS       393105  2006
TOOLS FOR
 THOUGHT         SCM351   CANADA      TYPEWRITERS, W/P, PCS 422527  2008
WORDERASER       SCM122   CANADA      TYPEWRITERS           341784  2002
WORDSWAP         SCM377   CANADA      TYPEWRITERS/WORD
                                      PROCESSORS            APPLN
SCM (tri-bar)    SCM106   CHILE       TYPEWRITERS, PAPER    411685  2003
SMITH CORONA
 logo            SCM229   CHILE       WORD PROCESSORS,
                                      TYPEWRITERS           378177  2001
SMITH-CORONA     SCM111   CHILE       TYPEWRITERS, COPYING,
                                      PRINTING              350316  1999
SMITH CORONA
 Logo            SCM229   COLOMBIA    TYPEWRITERS           158737  2003
SCM (tri-bar)    SCM106   COLOMBIA    TYPEWRITERS           94965   1998
SMITH-CORONA     SCM111   COLOMBIA    TYPEWRITERS           29016   2001
                                                            29016A
SCM (tri-bar)    SCM106   COSTA RICA  TYPEWRITERS           26614   1997
SMITH-CORONA     SCM111   COSTA RICA  TYPEWRITERS & PARTS   13067   2000
SMITH-CORONA     SCM111   CYPRUS      TYPEWRITERS & PARTS   4550    2001
H-SERIES         SCM191   DENMARK     TYPEWRITER PARTS &
                                      ACCESSORIES
IQ SERIES
INTELLIGENTLY    SCM360   DENMARK     TYPEWRITERS           9416/   2002
 QUIET                                                      1992
SCM (tri-bar)    SCM106   DENMARK     TYPEWRITERS,+         VRO3589 2004
                                                            1964
SMITH CORONA     SCM236   DENMARK     WORD PROCESSORS       APPLN
SMITH CORONA
 logo            SCM229   DENMARK     WORD PROCESSORS,      07214/  2003
                                      TYPEWRITERS ETC       1993
SMITH-CORONA     SCM111   DENMARK     TYPEWRITERS,+         353/19512000
SPELL-RIGHT      SCM33    DENMARK     TYPEWRITERS           3256-   1999
                                                            1990
SMITH-CORONA     SCM111   DOMINICAN   TYPEWRITERS, ADDING   7601    2000
                          REP         MACHINES
SMITH CORONA
logo             SCM111   ESTONIA     TYPEWRITER, WPS       09811   1999
SMITH CORONA
 logo            SCM229   FINLAND     WORD PROCESSORS,
                                      TYPEWRITERS           129988  2003
SMITH-CORONA     SCM111   FINLAND     TYPEWRITERS, ADDING
                                      MACHINES              64935   1995
CORONA           SCM90    FRANCE      ADDING MACHINES       1652125 2000
CORONA           SCM90B   FRANCE      TYPEWRITERS & PARTS   1195240 2001
H                SCM191   FRANCE      TYPEWRITER PARTS &
                                      ACCESSORIES           934873252003
IQ INTELLIGENTLY
 QUIET           SCM360   FRANCE      TYPEWRITERS & PWPS    924326322002
RIGHT RIBBON
 SYSTEM          SCM133   FRANCE      ALL GOODS IN CLASSES
                                      9 & 16                1558288 1999
SCM (tri-bar)    SCM106   FRANCE      TYPEWRITERS           1589956 1999
SMITH CORONA     SCM236   FRANCE      WORD PROCESSORS       1584299 1999
SMITH CORONA
 Logo            SCM229   FRANCE      TYPEWRITERS, WORD
                                      PROCESSORS            1692649 2001
SMITH CORONA
 logo            SCM395   FRANCE      CALCULATORS           460268  2002
SMITH CORONA
 logo            SCM416   FRANCE      MACHINES FOR          93/
                                      LAMINATING DOCUMENTS  478888  2003
SMITH-CORONA     SCM111   FRANCE      TYPEWRITERS, WORD
                                      PROCESSORS            1584299 1999
SPELL-RIGHT      SCM33    FRANCE      TYPEWRITERS           1528853 1998
WORDERASER       SCM122   FRANCE      ALL GOODS IN CLASSES
                                      9&16                  1569351 1998
H                SCM191   GERMANY     TYPEWRITERS PARTS &
                                      ACCESSORIES           APPLN
SCM SMITH-CORONA SCM111A  GERMANY     TYPEWRITERS           857102  1996
SMITH CORONA     SCM236   GERMANY     WORD PROCESSORS       1179305 1996
SMITH CORONA
 logo            SCM229   GERMANY     TYPEWRITERS & WORD
                                      PROCESSORS            2030234 2001
SMITH CORONA
 logo            SCM416   GERMANY     LAMINATING MACHINES
                                      FOR DOCUMENTS         2067581 2003
SMITH CORONA
 logo            SCM395   GERMANY     CALCULATORS, POCKET
                                      CALCULATORS           2067581 2003
SMITH-CORONA     SCM111   GERMANY     TYPEWRITERS           627719  2000
H                SCM191   GREECE      TYPEWRITER PARTS
                                      & ACCESSORIES         APPLN
SMITH-CORONA     SCM111   GREECE      TYPEWRITERS,
                                      ADDING MACHINES       47177   2001
SPELL-RIGHT      SCM33    GREECE      TYPEWRITERS           95160   1999
SMITH-CORONA     SCM111A  GUATEMALA   TYPEWRITERS & PARTS   7930    2001
SMITH-CORONA     SCM111B  GUATEMALA   ADDING MACHINES       7929    2001
CORONAMATIC      SCM92    HONG KONG   TYPEWRITERS & PARTS   1769    1997
SCM (tri-bar)    SCM106   HONG KONG   TYPEWRITERS & ADDING
                                      MACHINES              8584/5  2002
SMITH-CORONA     SCM111   HONG KONG   TYPEWRITERS & ADDING  1072/
                                      MACHINES              1949   2004
SMITH CORONA
 logo            SCM229   HUNGARY     WORD PROCESSORS       132293  2006
SMITH-CORONA     SCM111   INDIA       TYPEWRITERS & PARTS   147010  2000
SMITH-CORONA     SCM111   INDONESIA   TYPEWRITERS & ADDING
                                      MACHINES              85506   1997
H SERIES         SCM191   IRELAND     TYPEWRITERS,
                                      ACCESSORIES & STA     APPLN
SCM (tri-bar)    SCM106   ISRAEL      TYPEWRITERS           34228   2006
SMITH-CORONA     SCM111   ISRAEL      TYPEWRITERS & PARTS   34230   2006
H                SCM191   ITALY       TYPEWRITERS & WORD
                                      PROCESSORS
CORONA           SCM90A   ITALY       TYPEWRITERS & PARTS   429388  1993
IQ INTELLIGENTLY
 QUIET           SCM360   ITALY       TYPEWRITERS & PWPS    APPLN
SCM              SCM109   ITALY       TYPEWRITERS + VARIOUS
                                           GOODS            264828  2000
SCM (tri-bar)    SCM106   ITALY       TYPEWRITERS + VARIOUS
                                      GOODS                 264830  2000
SMITH CORONA     SCM236   ITALY       WORD PROCESSORS       605763  1998
SMITH CORONA
 Logo            SCM229   ITALY       TYPEWRITERS & WORD
                                      PROCESSORS            APPLN
SMITH-CORONA     SCM111   ITALY       TYPEWRITERS           423515
SPELL-RIGHT      SCM33    ITALY       ALL GOODS IN CLASES
                                      9&16                  557752  1999
WORDERASER       SCM122   ITALY       ALL GOODS IN CLASSES
                                      9&16                  559888  1999
SCM (tri-bar)    SCM106A  JAPAN       ADDING MACHINES       613969  2002
SCM              SCM106B  JAPAN       CARBON RIBBONS AND
                                      STATIONERY            616121  ABAN
SMITH CORONA     SCM236   JAPAN       WORD PROCESSORS       2495000 2002
SMITH CORONA
 Logo            SCM395   JAPAN       CALCULATORS           APPLN
SMITH-CORONA     SCM111   JAPAN       TYPEWRITERS & PARTS   437649  2003
CORONAMATIC      SCM92    KOREA       TYPEWRITERS, RIBBONS,
                                       CARTRIDG             56828   1998
GRAMMAR RIGHT
 SYSTEM I        SCM124   KOREA       TYPEWRITERS           202081  2000
LINEERASER       SCM149   KOREA       TYPEWRITERS           204262  2000
PHRASE ALERT     SCM151   KOREA       TYPEWRITERS           204263  2000
SCM (tri-bar)    SCM106   KOREA       TYPEWRITERS, ADDING
                                      MACHINES              6526    2001
SMITH-CORONA     SCM111   KOREA       TWS, RIBBONS &
                                      CARTRIDGES FOR TWS    494     1994
SMITH CORONA
 Logo            SCM111   LATVIA      TYPEWRITERS, WPS
SMITH-CORONA     SCM111   LEBANON     TYPEWRITERS, ADDING
                                      MACHINES              41879   1996
SPELL-RIGHT      SCM33    LIECH-      COMPUTERS (WORD
                                      PROCESSORS)
                           TENSTEIN                         7673    2009
SMITH CORONA
 logo            SCM111   LITHUANIA   TYPEWRITERS, WPS      APPLN
H-SERIES         SCM191   MEXICO      TYPEWRITER PARTS &
                                      ACCESSORIES           456209  1996
H-SERIES         SCM191   MEXICO      TYPEWRITER PARTS &
                                      ACCESSORIES           456210  1996
IQ INTELLIGENTLY
 QUIET           SCM360   MEXICO      TYPEWRITERS & PWPS    435451  1995
RIGHT RIBBON     SCM133   MEXICO      WORD PROCESSORS,
                                      CASSETTES, IN         381135  2004
RIGHT RIBBON
 SYSTEM          SCM133   MEXICO      WORD PROCESSORS       381136  2004
SCM              SCM106   MEXICO      TYPEWRITER RIBBONS    110702  2001
SMITH CORONA
 Logo            SCM229   MEXICO      WORD PROCESSORS       119736  2001
SMITH CORONA
 Logo            SCM395   MEXICO      CALCULATORS           448372  2002
SMITH CORONA
 Logo            SCM416   MEXICO      MACHINES FOR
                                      LAMINATING DOCUME     467275  1997
SMITH-CORONA     SCM111   MEXICO      TYPEWRITERS, ADDING
                                      MACHINES              63435   2004
SMITH CORONA     SCM111A  MEXICO      ELECTRIC TYPEWRITERS  461538  1999
SMITH CORONA     SCM236   MEXICO      WPS AND ELECTRONIC
                                      COMPONENTS            461689  1999
WORDERASER       SCM122   MEXICO      ALL GOODS IN CLASS 9  396650/11994
SPELL-RIGHT      SCM202   MONACO      COMPUTERS (WORD        89.
                                       PROCESSORS)          12768   1999
CORONAMATIC      SCM92    NEW ZEALAND TYPEWRITERS & PARTS   118726  1997

SCM (tri-bar)    SCM106   NEW ZEALAND TYPEWRITERS, ADDING
                                      MACHINES              70479   1996
SMITH CORONA
 logo            SCM229   NEW ZEALAND WORD PROCESSORS       APPLN
SMITH-CORONA     SCM111A  NEW ZEALAND TYPEWRITERS           98086   2006
SMITH-CORONA     SCM111B  NEW ZEALAND TYPEWRITERS,ELECTRIC  100085  2006
SPELL-RIGHT      SCM202   NEW ZEALAND COMPUTERS, ETC.       APPLN
SPELL-RIGHT      SCM33    NEW ZEALAND TYPEWRITERS           APPLN
IQ SERIES
INTELLIGENTLY
 QUIET           SCM360   NORWAY      TYPEWRITERS           APPLN
SCM (tri-bar)    SCM106   NORWAY      COPIERS, ADDING
                                      MACHINES              61277   2002
SMITH CORONA     SCM236   NORWAY      WORD PROCESSORS       148501  2001
SMITH CORONA
 Logo            SCM229   NORWAY      TYPEWRITERS, WPS &
                                      PARTS                 154460  2002
SMITH-CORONA     SCM111   NORWAY      TYPEWRITERS, ADDING
                                      MACHINES              48132   1995
CORONAMATIC      SCM92    PAKISTAN    TYPEWRITERS & PARTS   65413   1998
SCM (tri-bar)    SCM106   PAKISTAN    TYPEWRITERS & PARTS   65455   1998
SMITH-CORONA     SCM111   PAKISTAN    TYPEWRITERS & PARTS   65412   1998
SMITH-CORONA     SCM111   PARAGUAY    TYPEWRITERS,
                                      CARTRIDGES            150507  2001
SMITH CORONA     SCM111A  PEO.REP.
                          CHINA       TYPEWRITERS           APPLN
SMITH CORONA     SCM111B  PEO.REP.
                          CHINA       WORD PROCESSORS       APPLN
SMITH CORONA
 Logo            SCM395   PEO.REP.
                          CHINA       COMPUTERS/CALCULATORS 691549  2003
CORONAMATIC      SCM92    PHILIPPINES TYPEWRITERS & PARTS   28910   2000
SCM (tri-bar)    SCM106   PHILIPPINES TYPEWRITERS & PARTS   29182   2000
SMITH CORONA     SCM111   POLAND      TYPEWRITERS           79458   2002
SMITH CORONA
 Logo            SCM229A  POLAND      TYPEWRITERS           APPLN
H                SCM191   PORTUGAL    TYPEWRITER PARTS &
                                      ACCESSORIES           APPLN
IQ INTELLIGENTLY
 QUIET           SCM 360  PORTUGAL    TYPEWRITERS & PWPS    284665N 1998
SCM (tri-bar)    SCM106   PORTUGAL    TYPEWRITERS           179599L 1997
SMITH CORONA     SCM236   PORTUGAL    WORD PROCESSORS       262064J 1997
SMITH CORONA
 Logo            SCM229B  PORTUGAL    WORD PROCESSORS       277111-K1998
SMITH CORONA
 logo            SCM229A  PORTUGAL    TYPEWRITERS           276247U 1998
SMITH-CORONA     SCM111   PORTUGAL    TYPEWRITERS & PARTS   179670B 1997
SPELL-RIGHT      SCM33    PORTUGAL    ALL GOODS IN CLASS 16 256500  1997
WORDERASER       SCM122   PORTUGAL    ALL GOODS IN CLASS 16 256723Y 1997
IQ INTELLIGENTLY
 QUIET           SCM360   ROMANIA     TYPEWRITERS & PWPS    APPLN
SMITH CORONA     SCM111   ROMANIA     TYPEWRITERS           APPLN
SMITH CORONA
 Logo            SCM229A  ROMANIA     TYPEWRITERS           APPLN
SMITH CORONA &
 DEVICE          SCM229   SAUDI
                          ARABIA      ALL IN CLASS 16       245/60  2000
CORONA           SCM90    SINGAPORE   TYPEWRITERS & PARTS   S/56465 1993
CORONACALC       SCM193   SINGAPORE   GOODS IN CLASS 9      S/789/901996
IQ SERIES
INTELLIGENTLY
 QUIET           SCM360   SINGAPORE   IN CLASS 16           APPLN
SCM (tri-bar)    SCM106   SINGAPORE   TYPEWRITERS & PARTS   56466    1993
SMITH CORONA     SCM236   SINGAPORE   WORD PROCESSORS       854/90   1996
SMITH CORONA
 Logo            SCM229   SINGAPORE   TYPEWRITERS           S/7364/
                                                            91       2001
SMITH-CORONA     SCM111   SINGAPORE   TYPEWRITERS & PARTS    56467   2002
CORONA           SCM90    SOUTH
                          AFRICA      TYPEWRITERS           12/25    1996
SCM (tri-bar)    SCM106   SOUTH
                          AFRICA      TYPEWRITERS           62/0501
                                                            /1       1995
SMITH CORONA     SCM236   SOUTH
                          AFRICA      WORD PROCESSORS       90/0523  1999
SMITH-CORONA     SCM111   SOUTH
                          AFRICA      TYPEWRITERS           139/51   1994
H                SCM191   SPAIN       TYPEWRITERS           APPLN
H                SCM191   SPAIN       WORD PROCESSORS       APPLN
IQ INTELLIGENTLY
 QUIET           SCM360   SPAIN       TYPEWRITERS & PWPS    APPLN
SCM (tri-bar)    SCM106   SPAIN       TYPEWRITERS           397245   2003
SCM (tri-bar)    SCM107   SPAIN       ADDING MACHINES
                                      CALCULATORS           379246   2003
SMITH CORONA     SCM236   SPAIN       WORD PROCESSORS       1583772  2003
SMITH CORONA
 Logo            SCM229   SPAIN       TYPEWRITERS, WORD
                                      PROCESSORTS           1664112  2001
SMITH-CORONA     SCM111   SPAIN       TYPEWRITERS           243964   1995
SPELL-RIGHT      SCM33B   SPAIN       ALL GOODS IN CLASS 16 APPLN
SPELL-RIGHT      SCM33A   SPAIN       TYPEWRITERS           APPLN
WORDERASER       SCM122A  SPAIN       TYPEWRITERS           1504265  2001
WORDERASER       SCM122B  SPAIN       ALL GOODS IN CLASS 9  1504264  2000
SMITH CORONA
 logo            SCM229   SWEDEN      ALL GOODS IN CLASSES
                                      9/16                  261384   2004
SMITH-CORONA     SCM111   SWEDEN      TYPEWRITERS, ADDING
                                      MACHINES              141547   2002
SMITH CORONA     SCM236   SWEDEN      WORD PROCESSORS       253252   2003
CORONA           SCM90   SWITZERLAND  TYPEWRITERS           302645   1999
CORONAMATIC      SCM92   SWITZERLAND  TYPEWRITERS           267554   2003
IQ INTELLIGENTLY
 QUIET           SCM360  SWITZERLAND  TYPEWRITERS & PWPS    400125   2001
SCM (tri-bar)    SCM106  SWITZERLAND  TYPEWRITERS           319239   2001
SMITH  CORONA
 logo            SCM229  SWITZERLAND  TYPEWRITERS           392201   2011
SMITH-CORONA     SCM111  SWITZERLAND  TYPEWRITERS, WPS,
                                      RIBBON CARTR          381910   2009
SCM (tri-bar)    SCM106   TAIWAN      TYPEWRITERS & PARTS   91619    1997
SMITH CORONA     SCM236   TAIWAN      COMPUTERS, WORD
                                      PROCESSORS            514665   2000
SMITH CORONA
 Logo            SCM229A  TAIWAN      TYPEWRITERS &
                                      PRINTWHEELS FOR TWS   554694   1994
SMITH CORONA
 Logo            SCM229B  TAIWAN      WORD PROCESSORS,
                                      PRINTWHEELS,          612722   2000
SMITH CORONA
 Logo            SCM229C  TAIWAN      SHEET FEEDERS;
                                      CASSETTES; CORRECTION
                                      TAPES ETC.            616446   2003
SMITH-CORONA     SCM111   TAIWAN      TYPEWRITERS           2715     1994
CORONAMATIC      SCM92    THAILAND    TYPEWRITERS & PARTS   61578    1996
IQ INTELLIGENTLY
 QUIET           SCM 360  THAILAND    TYPEWRITERS & PWPS    TM13954  2002
SMITH CORONA
 Logo            SCM236A  THAILAND    WORD PROCESSORS        APPLN
SMITH CORONA
 Logo            SCM236B  THAILAND    TYPEWRITERS           APPLN
SMITH-CORONA     SCM111   THAILAND    TYPEWRITERS           69772    1996
SMITH-CORONA
 Logo            SCM229   THAILAND    TYPEWRITERS           APPLN
SCM & DESIGN     SCM106   TURKEY      TYPEWRITERS,
                                      CALCULATING MACHINES  60222    1997
SMITH-CORONA     SCM111   TURKEY      TYPEWRITERS,
                                      TYPEWRITER RIBBON     60292    1997
SMITH CORONA
 Logo            SCM229A  U.A.E       TYPEWRITERS & WORD
                                      PROCESSORS            7858     2001
SMITH CORONA
 Logo            SCM229B  U.A.E.      WORD PROCESSORS       7857     2001
SPELL-RIGHT      SCM33    U.S.S.R     ALL GOODS IN CLASSES
                                      9&16                  88740    1999
AUTOSPELL        SCM87    U.S.S.R.    ALL GOODS IN CLASSES
                                      9/16                  95466    2000
RIGHT RIBBON
 SYSTEM          SCM133A  U.S.S.R.    ALL GOODS IN CLASSES
                                      9&16                  88646    1999
RIGHT RIBBON
SYSTEM(CYRILLIC) SCM133B  U.S.S.R.    ALL GOODS IN CLASSES
                                      9 & 16                96867    2000
SMITH CORONA
 device          SCM111   U.S.S.R.    ALL GOODS IN CLASSES
                                        9/16                88647    1999
SMITH CORONA
 device(CYR)     SCM229   U.S.S.R.    ALL GOODS IN CLASSE
                                        9/16                88644    1999
SPELL-RIGHT
 (CYRILLIC)      SCM33    U.S.S.R.    TYPEWRITERS & WORD
                                      PROCESSORS            96869    2000
WORDERASER       SCM122A  U.S.S.R.    ALL GOODS IN CLASSES
                                      9&16                  88739    1999
WORDERASER
 (CYRILLIC)      SCM122B  U.S.S.R.    ALL GOODS IN CLASSES
                                      9/16                  96870    2000
WORDFIND         SCM123A  U.S.S.R.    TYPEWRITERS,
                                      WORDPROCESSORS        88645    1999
WORDFIND(IN CYR) SCM123B  U.S.S.R.    TYPEWRITERS, WORD
                                      PROCESSORS, ETC.      96968    2000
WORDRIGHT        SCM121   U.S.S.R.    TYPEWRITERS, WORD
                                      PROCESSORS            95467    2000
CHARACTER SWAP   SCM377   UNITED
                          KINGDOM     WORD PROCESSORS       B1502090 1998
CORONA           SCM90    UNITED
                          KINGDOM     TYPEWRITERS           341299   1995
CORONACALC       SCM193   UNITED
                          KINGDOM     COMPUTERS (WORD
                                      PROCESSORS)           1407399  1996
H                SCM191   UNITED
                          KINGDOM     TYPEWRITER PARTS AND
                                          ACCESSORIES
IQ SERIES
 INTELLIGENTLY   SCM360   UNITED
 QUIET                    KINGDOM     TYPEWRITERS           1504616  1998

SCM (tri-bar)    SCM106   UNITED
                          KINGDOM     TYPEWRITERS           855595   1998
SMITH CORONA     SCM111   UNITED
                          KINGDOM     TYPEWRITERS, PARTS    695405   1999
SMITH CORONA     SCM395   UNITED
                          KINGDOM     CALCULATORS, PARTS AND
                                      FITTINGS              1524682  1999
SMITH CORONA     SCM236   UNITED
                          KINGDOM     WORD PROCESSORS       1396565  1996
SMITH CORONA
 Logo            SCM229A  UNITED
                          KINGDOM     TYPEWRITERS           1472565  1998
SMITH CORONA
 Logo            SCM229B  UNITED
                          KINGDOM     WORD PROCESSORS       1472564  1998
SMITH CORONA
 logo            SCM416   UNITED
                          KINGDOM     MACHINES FOR
                                      LAMINATING DOCUMENTS  1540505  2000
START-RITE       SCM117   UNITED
                          KINGDOM     TW ACCESSORIES, PRINT
                                      & CORRECTION RIBBONS  1333449  2004
WORD SWAP        SCM376   UNITED
                          KINGDOM     WORD PROCESSORS       APPLN
SCM              SCM105   VENEZUELA   TYPEWRITERS           99834    1997
SCM              SCM105   VENEZUELA   TYPEWRITERS           99818-F  1997
SCM (tri-bar)             VENEZUELA   BUSINESS CARDS        104782-F  1998
SCM (tri-bar)    SCM106   VENEZUELA   TYPEWRITERS           99855-F  1997
SCM(tri-bar)     SCM106   VENEZUELA   TYPEWRITERS           99833-F  1997
SMITH CORONA
 Logo            SCM229   VENEZUELA   TYPEWRITERS,
                                      WORD PROCESSORS       APPLN
SMITH-CORONA     SCM111A  VENEZUELA   TYPEWRITERS           107491-F 1998
SMITH-CORONA     SCM111B  VENEZUELA   TYPEWRITERS           17819-D  1998


                                                                  SCHEDULE 3
                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS


                         Uniform Commercial Code Filings


     Connecticut:   Secretary of State



     New York:      Department of State
                    Office of the filing officer, Cortland County



     California:    Secretary of State



     Hawaii:        Registrar of Conveyances, Bureau of Conveyances



                          Patent and Trademark Filings


     U.S. Copyright Office

     U.S. Patent and Trademark Office


                                  Other Actions

     Obtain Collateral Access Agreements


                                                                  Schedule 4
                             INVENTORY AND EQUIPMENT


             Item                       Location


          Inventory                   839 Route 13 South
                                      Cortland, New York  13045

                                      2055 Dublin Drive
                                      Suite 102
                                      San Diego, CA  92173

                                      Citywide Transp. Co.
                                      Trucking and Warehousing
                                      933 North Nimitz Highway
                                      Honolulu, Hawaii  96817

          Equipment                   839 Route 13 South
                                      Cortland, New York  13045